                                                                   Exhibit 99.01

[VERITAS LOGO]                                                     NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000


FOR IMMEDIATE RELEASE

        VERITAS SOFTWARE REPORTS RECORD QUARTERLY REVENUE OF $513 MILLION

                    Annual Revenues Grow 18% to $1.77 Billion

MOUNTAIN VIEW, CALIF. - JANUARY 28, 2004 - VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for the quarter ended December 31, 2003. Revenue for the quarter ended December 31, 2003 was a record $513 million, compared to revenue of $406 million for the same period a year ago, representing 26 percent growth year over year. Revenue for the year ended December 31, 2003 was $1.77 billion, compared to revenue of $1.51 billion for the same period a year ago, representing 18 percent growth year over year.

GAAP net income for the quarter ended December 31, 2003 was $105.3 million, or $0.24 per diluted share, compared to GAAP net loss of $49.4 million, or $(0.12) per diluted share, for the same period a year ago. Included in GAAP net income are charges related to amortization of intangibles and stock compensation of $4.4 million, net of taxes, for the quarter ended December 31, 2003 and amortization of intangibles and special charges related to facilities restructuring, totaling $123.8 million, net of taxes, for the same period a year ago.

GAAP net income for the year ended December 31, 2003 was $274.2 million, or $0.63 per diluted share, compared to GAAP net income of $57.4 million, or $0.14 per diluted share, for the same period a year ago. Included in GAAP net income for the year ended December 31, 2003 are charges related to purchase accounting adjustments, including write off of in-process research and development, amortization of intangibles and stock-based compensation; gains and losses on strategic investments, write-off of debt issuance costs, and the adoption of FASB Interpretation Number 46, "Consolidation of Variable Interest Entities", totaling $78.4 million, net of taxes. For the same period a year ago, GAAP net income includes amortization of intangibles, losses on strategic investments and disposal of assets, and a facilities restructuring charge, totaling $199 million, net of taxes.


                                     -more-

VERITAS Software Reports Record Quarterly Revenue of $513 Million
Page 2


"Our outstanding fourth quarter performance is a culmination of a record-breaking year. We attribute this success once again to our focused execution on our growth strategy of expanding our product portfolio, delivering these products on a broad range of hardware and software platforms to further our heterogeneous advantage, and extending our reach worldwide by investing in sales and service capacity around the globe," said Gary Bloom, chairman, president and CEO, VERITAS Software. "The continued investment in our business, coupled with our focus on driving our product strategy through the eyes of the CIO, places VERITAS in a strong position for growth in 2004. While our growth depends on a continued IT spending recovery, our business is strong and we expect to drive the company to a target of $2 Billion in revenue in 2004."

"Once again we've leveraged the revenue upside, generating approximately $174 million in cash from operating activities and exiting the quarter with $2.5 billion in cash and short-term investments," said Ed Gillis, executive vice president and chief financial officer, VERITAS Software. "Our over-performance in Q4, combined with the normal seasonal patterns of the software industry, lead us to a conservative viewpoint relative to sequential performance as we move from Q4 of 2003 to Q1 of 2004. Our expectations for the quarter ending March 31, 2004 are for revenues in the range of $455 to $470 million, and diluted earnings per share in the range of $0.17 to $0.20 on a GAAP basis."

In 2003, VERITAS achieved important milestones in extending our storage software and enterprise data protection leadership positions, while delivering the essential building blocks to enable utility computing - helping customers achieve optimal IT performance, and availability on an automated, shared infrastructure. In addition to the successful acquisitions of Precise and Jareva, which extended VERITAS' market reach beyond storage to application performance management and server automation, VERITAS also completed the recently announced acquisition of Ejasent, adding important application virtualization technology to its utility computing portfolio. The company also introduced CommandCentral Service(TM), a new utility computing product that enables IT managers to define service levels for backup and recovery, and track those metrics against changing business requirements.

During the quarter, VERITAS also introduced several new products and releases in our traditional product areas, including:

      - VERITAS NETBACKUP 5.0 -- A major new version of our flagship enterprise data protection software with advanced data protection functionality and faster disk-based backup.


                                     -more-

VERITAS Software Reports Record Quarterly Revenue of $513 Million
Page 3


      - DESKTOP/LAPTOP OPTION -- Allows customers to automate the protection of data on millions of corporate laptops and desktops, extending VERITAS' leadership in backup and recovery to computers outside the central data center and across the entire enterprise.

      - DATA LIFECYCLE MANAGER -- To help CIOs better manage regulatory compliance requirements, VERITAS Data Lifecycle Manager will extend the strength of our existing data protection software stack to help companies cope with data growth, compliance, data security, data organization and resource utilization.

The Company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5558, passcode: 203693. A live web cast will also be available at www.veritas.com, Investor section. In addition, a replay will be available via audio Webcast at www.veritas.com, Investor section, beginning on Wednesday, January 28 at 4:00 p.m. Pacific Time until January 2005 and via telephone at (719) 457-0820, replay code: 203693.

ABOUT VERITAS SOFTWARE

With revenue of $1.77 billion in 2003, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability, disaster recovery, and application performance management software to 99 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax:
650-527-8050, e-mail: vx-sales@veritas.com, Web site: www.veritas.com.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relating to projections of future revenue and earnings, the performance of our new product offerings and the continued positive momentum in our business. These forward-looking statements involve a number of risks and uncertainties, including: the risk that economic conditions generally or IT spending specifically may decline and cause a reduction in customer demand for our products and services; the risk that we will not gain market acceptance of our products and services; the risk that we may lose market share to existing or new competitors; the risk that general economic conditions and our business will be adversely affected by acts of terrorism or war; the risk that we will be unable to meet the current release schedule for our new products; and the risk that we may not be able to manage our business adequately in response to changing market conditions. These and other factors could cause our actual results to differ materially from what we project in our forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent quarterly report on Form 10-Q for the quarter ended September 30, 2003 and annual report on Form 10-K for the year ended December 31, 2002, which are on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

                                      # # #

INVESTOR CONTACT:
Renee Budig, Vice President, Investor Relations, VERITAS Software
(650) 527-4047, renee.budig@veritas.com

VERITAS Software Reports Record Quarterly Revenue of $513 Million
Page 4


PRESS CONTACT:

Jean Kondo, Senior Manager, Corporate Communications, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

Copyright (C) 2003 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo, i(3), OpForce, and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS, the VERITAS Logo, OpForce, Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.


                         -Financial Statements Attached-


                                     -more-

VERITAS Software Q4'03 Earnings Release
Page 5

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                     DECEMBER 31,                        DECEMBER 31,
                                                            ------------------------------      ------------------------------
                                                                2003              2002              2003              2002
                                                            ------------      ------------      ------------      ------------
NET REVENUE:
  User license fees                                         $    308,986      $    264,427      $  1,114,731      $  1,006,713
  Services                                                       203,894           141,305           656,332           499,842
                                                            ------------      ------------      ------------      ------------
     TOTAL NET REVENUE                                           512,880           405,732         1,771,063         1,506,555

COST OF REVENUE:
  User license fees                                               13,294            10,885            47,605            37,107
  Services (1)                                                    56,901            46,407           209,768           179,100
  Amortization of developed technology                             4,888            16,654            35,267            66,917
                                                            ------------      ------------      ------------      ------------
     TOTAL COST OF REVENUE                                        75,083            73,946           292,640           283,124
                                                            ------------      ------------      ------------      ------------
GROSS PROFIT                                                     437,797           331,786         1,478,423         1,223,431

OPERATING EXPENSES:
  Selling and marketing (1)                                      165,642           129,303           549,761           505,039
  Research and development (1)                                    80,535            71,125           302,466           273,192
  General and administrative (1)                                  38,214            38,542           153,665           141,446
  Amortization of other intangibles                                2,354            18,016            35,249            72,064
  In-process research and development                                 --                --            19,400                --
  Loss on disposal of assets                                          --             3,122                --             3,122
  Acquisition and restructuring costs                                 --           100,263                --           100,263
                                                            ------------      ------------      ------------      ------------
     TOTAL OPERATING EXPENSES                                    286,745           360,371         1,060,541         1,095,126
                                                            ------------      ------------      ------------      ------------
Income from operations                                           151,052           (28,585)          417,882           128,305
Interest and other income, net                                    10,335             5,029            46,681            42,509
Interest expense                                                  (5,616)           (7,781)          (30,401)          (30,770)
Loss on extinguishment of debt                                        --                --            (4,715)               --
Loss on strategic investments                                         --             3,003            (3,518)          (11,799)
                                                            ------------      ------------      ------------      ------------
Income before income taxes and cumulative change in
accounting principle                                             155,771           (28,334)          425,929           128,245
Provision for income taxes                                        50,430            21,028           145,488            70,869
                                                            ------------      ------------      ------------      ------------
Income before cumulative change in accounting principle          105,341           (49,362)          280,441            57,376
Cumulative change in accounting principle, net of tax                 --                --             6,249                --
                                                            ------------      ------------      ------------      ------------
NET INCOME                                                  $    105,341      $    (49,362)     $    274,192      $     57,376
                                                            ============      ============      ============      ============
NET INCOME PER SHARE - BASIC                                $       0.25      $      (0.12)     $       0.65      $       0.14
                                                            ============      ============      ============      ============
NET INCOME PER SHARE - DILUTED                              $       0.24      $      (0.12)     $       0.63      $       0.14
                                                            ============      ============      ============      ============
SHARES USED IN PER SHARE CALCULATION - BASIC                     428,010           411,773           420,754           409,523
                                                            ============      ============      ============      ============
SHARES USED IN PER SHARE CALCULATION - DILUTED                   444,914           411,773           434,446           418,959
                                                            ============      ============      ============      ============


(1) For the three months ended December 31, 2003, cost of services revenue includes $55, selling and marketing includes $232, research and development includes $515 and general and administrative includes $37 of stock-based compensation expense. For the twelve months ended December 31, 2003, cost of services revenue includes $125, selling and marketing includes $479, research and development includes $1,560 and general and administrative includes $82 of stock-based compensation expense.

VERITAS Software Q4'03 Earnings Release
Page 6

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                               ----------     ----------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                    $  823,828     $  764,062
  Short-term investments                                        1,679,844      1,477,259
  Accounts receivable, net                                        256,473        170,204
  Other current assets                                             81,767         74,178
  Deferred income taxes                                            28,890         59,995
                                                               ----------     ----------
     TOTAL CURRENT ASSETS                                       2,870,802      2,545,698

Property and equipment, net                                       572,978        230,261
Other intangibles, net                                             81,344         72,594
Goodwill, net                                                   1,760,864      1,196,593
Other non-current assets                                           43,385         45,071
Deferred income taxes                                              69,500        127,863
                                                               ----------     ----------
     TOTAL ASSETS                                              $5,398,873     $4,218,080
                                                               ==========     ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                             $   38,590     $   33,823
  Accrued compensation and benefits                               127,805         97,233
  Accrued acquisition and restructuring costs                      24,887         37,742
  Other accrued liabilities                                        91,876         94,352
  Income taxes payable                                            162,923        123,569
  Deferred revenue                                                399,275        280,314
                                                               ----------     ----------
     TOTAL CURRENT LIABILITIES                                    845,356        667,033

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                                  520,000        460,252
  Long-term capital leases                                        389,862             --
  Accrued acquisition and restructuring costs                      69,019         72,402
  Other long-term liabilities                                      11,419         21,526
  Other income taxes                                              113,100        113,100
                                                               ----------     ----------
     TOTAL NON-CURRENT LIABILITIES                              1,103,400        667,280

Stockholders' equity                                            3,450,117      2,883,767
                                                               ----------     ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $5,398,873     $4,218,080
                                                               ==========     ==========

VERITAS Software Q4'03 Earnings Release
Page 7

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                          TWELVE MONTHS ENDED
                                                                                              DECEMBER 31,
                                                                                      ----------------------------
                                                                                          2003             2002
                                                                                      -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES:

NET INCOME                                                                            $   274,192      $    57,376
Adjustments to reconcile net income to net cash provided by operating activities:
  Cumulative effect of change in accounting principle, net of tax                           6,249               --
  Depreciation and amortization                                                           118,341          103,009
  Amortization of other intangibles                                                        35,249           72,064
  Amortization of developed technology                                                     35,267           66,917
  Amortization of original issue discount on convertible notes                             10,696           16,344
  In-process research and development                                                      19,400               --
  Provision for doubtful accounts                                                           1,766            5,564
  Stock-based compensation                                                                  2,246               --
  Tax benefits from stock plans                                                            38,265           19,593
  Loss on extinguishment of debt                                                            4,715               --
  Loss on strategic investments                                                             3,518           11,799
  Gain on sale of assets                                                                   (2,081)           3,273
  Write-off of property and equipment                                                       2,214            2,656
  Deferred income taxes                                                                    73,132          (19,828)
Changes in operating assets and liabilities, net of effects of business acquisitions:

  Accounts receivable                                                                     (68,422)             867
  Other assets                                                                            (22,193)          (3,758)
  Accounts payable                                                                         (4,006)           1,579
  Accrued compensation and benefits                                                        14,965            7,596
  Accrued acquisition and restructuring costs                                             (32,201)          97,084
  Other accrued liabilities                                                               (16,691)          44,404
  Income taxes payable                                                                     31,962           59,834
  Deferred revenue                                                                        102,552           41,881
                                                                                      -----------      -----------
                               Net cash provided by operating activities                  629,135          588,254

Cash flows from investing activities:

  Purchases of investments                                                             (1,789,372)      (1,770,353)
  Sales and maturities of investments                                                   1,701,733        1,448,642
  Purchases of property and equipment                                                     (80,127)        (108,200)
  Business acquisitions, net of cash acquired                                            (398,269)         (10,706)
  Payments made for prior year business and technology acquisitions                        (1,965)          (7,267)
                                                                                      -----------      -----------
                                 Net cash used in investing activities                   (568,000)        (447,884)

Cash flows from financing activities:

   Net proceeds from issuance of convertible subordinated notes                           508,200               --
   Redemption of convertible subordinated notes                                          (391,671)              --
   Repurchase of common stock                                                            (316,239)              --
   Proceeds from issuance of common stock                                                 178,628           85,582
                                                                                      -----------      -----------
                          Net cash provided by (used in) financing activities             (21,082)          85,582

Effect of exchange rate changes                                                            19,713             (309)
                                                                                      -----------      -----------
Net increase in cash and cash equivalents                                                  59,766          225,643
Cash and cash equivalents at the beginning of the period                                  764,062          538,419
                                                                                      -----------      -----------
Cash and cash equivalents at the end of the period                                    $   823,828      $   764,062
                                                                                      ===========      ===========

VERITAS Software Q4'03 Earnings Release
Page 8

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                         THREE MONTHS ENDED                   THREE MONTHS ENDED
                                                          DECEMBER 31, 2003                    DECEMBER 31, 2002
                                                 ----------------------------------   -------------------------------------
                                                 UNDER GAAP  ADJUSTMENTS  NON-GAAP    UNDER GAAP   ADJUSTMENTS     NON-GAAP
                                                 ----------------------------------   -------------------------------------
NET REVENUE:
  User license fees                              $ 308,986                $ 308,986   $  264,427                  $ 264,427
  Services                                         203,894                  203,894      141,305                    141,305
                                                 ----------------------------------   -------------------------------------
     TOTAL NET REVENUE                             512,880                  512,880      405,732                    405,732

COST OF REVENUE:
  User license fees                                 13,294                   13,294       10,885                     10,885
  Services                                          56,901       (55) A      56,846       46,407                     46,407
  Amortization of developed technology               4,888    (4,888) A           -       16,654     (16,654) A           -
                                                 ----------------------------------   -------------------------------------
     TOTAL COST OF REVENUE                          75,083    (4,943)        70,140       73,946     (16,654)        57,292
                                                 ----------------------------------   -------------------------------------
GROSS PROFIT                                       437,797     4,943        442,740      331,786      16,654        348,440
GROSS PROFIT %                                        85.4%      1.0%          86.3%        81.8%        4.1%          85.9%
Operating expenses:
  Selling and marketing                            165,642      (232) A     165,410      129,303                    129,303
  Research and development                          80,535      (515) A      80,020       71,125                     71,125
  General and administrative                        38,214       (37) A      38,177       38,542                     38,542
  Amortization of other intangibles                  2,354    (2,354) A           -       18,016     (18,016) A           -
  In-process research and development                    -                        -                                       -
  Loss on disposal of assets                             -                        -        3,122      (3,122) F           -
  Acquisition and restructuring costs                    -                        -      100,263    (100,263) D           -
                                                 ----------------------------------   -------------------------------------
     TOTAL OPERATING EXPENSES                      286,745    (3,138)       283,607      360,371    (121,401)       238,970
                                                 ----------------------------------   -------------------------------------
Income (loss) from operations                      151,052     8,081        159,133      (28,585)    138,055        109,470
OPERATING MARGIN %                                    29.5%      1.6%          31.0%        -7.0%       34.0%          27.0%
Interest and other income, net                      10,335                   10,335        5,029       6,100  E      11,129
Interest expense                                    (5,616)                  (5,616)      (7,781)                    (7,781)
Loss on extinguishment of debt                           -                        -            -                          -
Gain (loss) on strategic investments                     -                        -        3,003      (3,003) C           -
                                                 ----------------------------------   -------------------------------------
Income (loss) before income taxes                  155,771     8,081        163,852      (28,334)    141,152        112,818
  and cumulative effect of change in
  accounting principle
Provision for income taxes                          50,430     3,641  B      54,071       21,028      17,330  B      38,358
                                                 ----------------------------------   -------------------------------------
Income (loss) before cumulative effect             105,341     4,440        109,781      (49,362)    123,822         74,460
  of change in accounting principle
Cumulative effect of change in accounting                -                        -            -           -              -
  principle, net of tax
                                                 ----------------------------------   -------------------------------------
NET INCOME (LOSS)                                $ 105,341   $ 4,440      $ 109,781   $  (49,362)  $ 123,822      $  74,460
                                                 ==================================   =====================================
NET INCOME (LOSS) PER SHARE - BASIC              $    0.25   $  0.01      $    0.26   $    (0.12)  $    0.30      $    0.18
                                                 ==================================   =====================================
NET INCOME (LOSS) PER SHARE - DILUTED            $    0.24   $  0.01      $    0.25   $    (0.12)  $    0.30      $    0.18
                                                 ==================================   =====================================
SHARES USED IN PER SHARE CALCULATION - BASIC       428,010                  428,010      411,773                    411,773
                                                 =========                =========   ==========                  =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     444,914                  444,914      411,773                    417,182
                                                 =========                =========   ==========                  =========

                                                         TWELVE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                          DECEMBER 31, 2003                     DECEMBER 31, 2002
                                                 -----------------------------------   -------------------------------------
                                                 UNDER GAAP  ADJUSTMENTS   NON-GAAP    UNDER GAAP  ADJUSTMENTS     NON-GAAP
                                                 -----------------------------------   -------------------------------------
NET REVENUE:
  User license fees                              $1,114,731               $1,114,731   $1,006,713                 $1,006,713
  Services                                          656,332                  656,332      499,842                    499,842
                                                 -----------------------------------   -------------------------------------
     TOTAL NET REVENUE                            1,771,063                1,771,063    1,506,555                  1,506,555

COST OF REVENUE:
  User license fees                                  47,605                   47,605       37,107                     37,107
  Services                                          209,768      (125) A     209,643      179,100                    179,100
  Amortization of developed technology               35,267   (35,267) A           -       66,917    (66,917) A            -
                                                 -----------------------------------   -------------------------------------
     TOTAL COST OF REVENUE                          292,640   (35,392)       257,248      283,124    (66,917)        216,207
                                                 -----------------------------------   -------------------------------------
GROSS PROFIT                                      1,478,423    35,392      1,513,815    1,223,431     66,917       1,290,348
GROSS PROFIT %                                         83.5%      2.0%          85.5%        81.2%       4.4%           85.6%
Operating expenses:
  Selling and marketing                             549,761      (479) A     549,282      505,039                    505,039
  Research and development                          302,466    (1,560) A     300,906      273,192                    273,192
  General and administrative                        153,665       (82) A     153,583      141,446                    141,446
  Amortization of other intangibles                  35,249   (35,249) A           -       72,064    (72,064) A            -
  In-process research and development                19,400   (19,400) A           -            -                          -
  Loss on disposal of assets                              -                        -        3,122     (3,122) F            -
  Acquisition and restructuring costs                     -                        -      100,263   (100,263) D            -
                                                 -----------------------------------   -------------------------------------
     TOTAL OPERATING EXPENSES                     1,060,541   (56,770)     1,003,771    1,095,126   (175,449)        919,677
                                                 -----------------------------------   -------------------------------------
Income (loss) from operations                       417,882    92,162        510,044      128,305    242,366         370,671
OPERATING MARGIN %                                     23.6%      5.2%          28.8%         8.5%      16.1%           24.6%
Interest and other income, net                       46,681                   46,681       42,509      6,100  E       48,609
Interest expense                                    (30,401)                 (30,401)     (30,770)                   (30,770)
Loss on extinguishment of debt                       (4,715)    4,715  G           -            -                          -
Gain (loss) on strategic investments                 (3,518)     3518  C           -      (11,799)    11,799  C            -
                                                 -----------------------------------   -------------------------------------
Income (loss) before income taxes                   425,929   100,395        526,324      128,245    260,265         388,510
  and cumulative effect of change in
  accounting principle
Provision for income taxes                          145,488    28,198  B     173,686       70,869     61,224  B      132,093
                                                 -----------------------------------   -------------------------------------
Income (loss) before cumulative effect              280,441    72,197        352,638       57,376    199,041         256,417
  of change in accounting principle
Cumulative effect of change in accounting             6,249    (6,249) H           -            -                          -
  principle, net of tax
                                                 -----------------------------------   -------------------------------------
NET INCOME (LOSS)                                $  274,192  $ 78,446     $  352,638   $   57,376  $ 199,041      $  256,417
                                                 ===================================   =====================================
NET INCOME (LOSS) PER SHARE - BASIC              $     0.65  $   0.19     $     0.84   $     0.14  $    0.49      $     0.63
                                                 ===================================   =====================================
NET INCOME (LOSS) PER SHARE - DILUTED            $     0.63  $   0.18     $     0.81   $     0.14  $    0.48      $     0.61
                                                 ===================================   =====================================
SHARES USED IN PER SHARE CALCULATION - BASIC        420,754                  420,754      409,523                    409,523
                                                 ==========               ==========   ==========                 ==========
SHARES USED IN PER SHARE CALCULATION - DILUTED      434,446                  434,446      418,959                    418,959
                                                 ==========               ==========   ==========                 ==========

FOOTNOTES:

      A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

      B To adjust the provision for income taxes to the non-GAAP rates of 34% in 2002 and 33% in 2003.

      C To exclude non-cash gains (losses) resulting from strategic investments.

      D     To exclude charges relating to acquisitions and restructuring.

      E     To exclude legal settlement costs.

      F     To exclude loss on disposal of assets.

      G     To exclude loss on extinguishment of debt.

      H To exclude cumulative effect of change in accounting principle related to adoption of FIN 46 on July 1, 2003.

            The non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.